                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             _____________________


     Date of Report (Date of earliest event reported) December 4, 2000


                                 TIDEWATER INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   1-6311                          72-0487776
(State of incorporation)    (Commission File Number)   (IRS Employer Identification No.)

    601 Poydras Street, Suite 1900                        70130
(Address of principal executive offices)                (Zip Code)

                                 (504) 568-1010
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

     On December 4, 2000, the Company issued the following press release:


FOR IMMEDIATE RELEASE


TIDEWATER ANNOUNCES MANAGEMENT REORGANIZATION

New Orleans, LA. December 4, 2000. Tidewater Inc. (NYSE: TDW) announced today that, effective immediately, Cliffe F. Laborde, Larry T. Rigdon and Dean E. Taylor have been promoted to the level of Executive Vice President. Each will report directly to William C. O'Malley, Chairman, President and Chief Executive Officer.

     Cliffe F. Laborde will continue as General Counsel of the company. His responsibilities will also include Corporate Administration, Information Technology, Employee Benefits, Insurance and Human Resource Management, including recruiting, personnel, training and vessel crewing, all on a worldwide basis. He will also assume responsibility for overseeing management of Quality Shipyards.

     Larry T. Rigdon will continue his full operations responsibilities for the United States Gulf of Mexico, California and Alaska. He will remain the co-chair of Tidewater's new construction program, begun in January of this year, along with Chief Financial Officer Keith Lousteau. Rigdon's additional responsibilities will now include heading Tidewater's Engineering Division as well as offshore towing operations, all Far East operations including Singapore, Malaysia and Indonesia, Australia, the Arabian Gulf, Egypt and the Caspian Sea. Rigdon will also be responsible for coordinating U.S. domestic sales.

     Dean E. Taylor will continue with full operations responsibilities in Brazil, Mexico, Trinidad and Venezuela. New areas of responsibility will include Angola, West Africa, Nigeria, and the North Sea. Taylor will also have responsibility for coordinating all International Sales activities.

     After distinguished careers with Tidewater, Richard M. Currence and William
C. Hightower will begin to transition to retirement. Each will continue in Tidewater's employ through the next two and a half years, and will provide consulting services, as needed, with reduced travel and work requirements. O'Malley said, "Dick and Bill should take immense pride in their respective roles over many years in leading Tidewater to its preeminent status as the world-wide leader in providing marine equipment to the offshore petroleum industry."

     J. Keith Lousteau was promoted to Chief Financial Officer in August upon the retirement of Ken Tamblyn. He will continue to report directly to O'Malley with responsibility for Finance, Treasury and Tax. As noted, Lousteau will share new construction responsibility with Rigdon.

Tidewater Inc. owns and operates over 570 vessels, the world's largest fleet of vessels serving the international offshore energy industry.

Contact: Keith Lousteau - (504) 568-1010
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TIDEWATER INC.


                              By:    /s/ Cliffe F. Laborde
                                  --------------------------
                                    Cliffe F. Laborde
                                    Executive Vice President,
                                    General Counsel and Secretary


Date:  December 4, 2000